UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                          Date of Report: May 25, 2006
--------------------------------------------------------------------------------
                        (Date of earliest event reported)


                                  ABIOMED, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                                               04-2743260
(State or other Jurisdiction                                   (IRS Employer
      of Incorporation)                                   Identification Number)

                                     0-20584
                            (Commission File Number)

                              22 Cherry Hill Drive
                                Danvers, MA 01923
          (Address of Principal Executive Offices, including Zip Code)

                                 (978) 777-5410
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 8.01       Other Events

     Attached and incorporated herein by reference as Exhibit 99.01 is a copy of a press release of ABIOMED, Inc. dated May 25, 2006, announcing the Company's receipt of FDA approval to commence its pilot clinical trial immediately in the United States for the IMPELLA(R) 2.5 minimally invasive ventricular assist device (VAD). The approval is conditioned upon the Company's submission of additional information to the FDA over the next 45 days. The indication for use is support during "high-risk" angioplasty for up to five days as a left ventricular assist device.


Item 9.01       Financial Statements and Exhibits

       (c) Exhibits

           99.01        Press release dated May 25, 2006

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             ABIOMED, Inc.



                                             By:    /s/ Daniel J. Sutherby
                                                    ----------------------------
                                                    Daniel J. Sutherby
                                                    Principal Financial Officer



Date: May 25, 2006

                                  Exhibit Index



Exhibit Number          Description

    99.01               Press release dated May 25, 2006